UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

                         ______________________________

       DATE OF REPORT (Date of earliest event reported): March 9, 2006

                         ______________________________

                           FIRST MERCHANTS CORPORATION
             (Exact Name of Registrant as Specified in its Charter)

                         _______________________________

          INDIANA                      0-17071                 35-1544218
(State or other jurisdiction   (Commission File Number)       (IRS Employer
      of incorporation)                                     Identification No.)


                             200 East Jackson Street
                                  P.O. Box 792
                              Muncie, IN 47305-2814
          (Address of Principal Executive Offices, including Zip Code)


                                 (765) 747-1500
              (Registrant's Telephone Number, including Area Code)


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to  Rule 14a-12 under  the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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
ITEM 1.01    ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

    (a) On February 14, 2006, First Merchants Corporation (the "Corporation") amended the Change of Control Agreement (the "Amendment") with Mark K. Hardwick, Executive Vice President and Chief Financial Officer of the Corporation. The Amendment changes the "Compensation Upon Termination" section within item 4.(B) to provide for a lump sum severance payment to Mr. Hardwick, in cash, equal to two and ninety-nine hundredths (2.99), times the sum of the defined base salary rate and bonus as per the Agreement. The salary multiple utilized in his previous change of control agreement was 2.00. A copy of the Agreement, as amended, is attached hereto as Exhibit 10.1.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS.

    (a)      None

    (b)      None

    (c)      Exhibits.

             Exhibit 10.1 Change of Control Agreement, as amended, between First Merchants Corporation and Mark K. Hardwick, dated February 14, 2006.


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

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 FIRST MERCHANTS CORPORATION
                                        (Registrant)

                                 By:  /s/  Mark K. Hardwick
                                    --------------------------------------------
                                           Mark K. Hardwick
                                           Executive Vice President and
                                           Chief Financial Officer
                                           (Principal Financial and Chief
                                           Accounting Officer)


Dated:  March 9, 2006


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


                                  EXHIBIT INDEX
                                  -------------


Exhibit No.                    Description
-----------                    -----------
    10.1                       Change of Control Agreement, as amended, between
                               First Merchants Corporation and Mark K. Hardwick, dated February 14, 2006.

                          First Merchants Corporation

                                Exhibit No. 10.1

                           CHANGE OF CONTROL AGREEMENT
                                  (AS AMENDED)

         This Agreement is made and entered into as of February 14, 2006, by and between First Merchants Corporation, an Indiana corporation (hereinafter referred to as "Corporation"), with its principal office located at 200 East Jackson Street, Muncie, Indiana, and Mark K. Hardwick (hereinafter referred to as "Executive"), of Yorktown, Indiana.

         WHEREAS, the Corporation considers the continuance of proficient and experienced management to be essential to protecting and enhancing the best interests of the Corporation and its shareholders; and

         WHEREAS, the Corporation desires to assure the continued services of the Executive on behalf of the Corporation; and

         WHEREAS, the Corporation recognizes that if faced with a proposal for a Change of Control, as hereinafter defined, the Executive will have a significant role in helping the Board of Directors assess the options and advising the Board of Directors on what is in the best interests of the Corporation and its shareholders; and it is necessary for the Executive to be able to provide this advice and counsel without being influenced by the uncertainties of the Executive's own situation; and

         WHEREAS, the Corporation desires to provide fair and reasonable benefits to the Executive on the terms and subject to the conditions set forth in this Agreement.

         NOW, THEREFORE, in consideration of the mutual covenants and undertakings herein contained and the continued employment of the Executive by the Corporation as its Executive Vice President and Chief Financial Officer, the Corporation and the Executive, each intending to be legally bound, covenant and agree as follows:

         1.       Term of Agreement.

         This Agreement shall continue in effect through December 31, 2006; provided,  however,  that commencing on
December 31, 2006 and each December 31 thereafter,  the term of this Agreement shall  automatically be extended for one additional  year unless,  not later than October 31, 2006 or October 31  immediately  preceding any December 31 thereafter,  the Corporation  shall have given the Executive notice that it does not wish to extend this Agreement;
and  provided  further,  that if a Change of  Control  of the  Corporation,  as  defined  in  Section 2, shall have occurred  during the original or extended term of this  Agreement,  this  Agreement  shall continue in effect for a period of not less than twenty-four (24) months beyond the month in which such Change of Control occurred.

         2.       Definitions.

         For purposes of this Agreement, the following definitions shall apply:

                  A.       Cause:  "Cause" shall mean:

                           (1)      professional incompetence;

                           (2)      willful misconduct;

                           (3)      personal dishonesty;

                           (4)      breach of fiduciary duty involving personal profit;

                           (5)      intentional failure to perform stated duties;

                           (6)      willful   violation  of  any  law,  rule  or  regulation  (other  than  traffic violations or similar offenses) or final cease and desist orders; and

                           (7)      any  intentional  material  breach of any term,  condition  or covenant of this
                                    Agreement.


                                       5

                  (B)      Change of Control:  "Change of Control" shall mean:

                           (1)      any person (as such term is used in Sections  13(d) and 14(d) of the Securities
                                    Exchange  Act of 1934  ["Exchange  Act"]),  other than the  Corporation,  is or becomes the Beneficial  Owner (as defined in Rule 13d-3 under the Exchange Act)
                                    directly  or  indirectly  of   securities  of  the   Corporation   representing
                                    twenty-five  percent  (25%)  or  more  of  the  combined  voting  power  of the
                                    Corporation's then outstanding securities;

                           (2)      persons  constituting  a majority of the Board of Directors of the  Corporation were not  directors  of the  Corporation  for at  least  the  twenty-four  (24)
                                    preceding months;

                           (3)      the  stockholders of the Corporation  approve a merger or  consolidation of the
                                    Corporation   with  any  other   corporation,   other  than  (a)  a  merger  or
                                    consolidation  which would result in the voting  securities of the  Corporation outstanding  immediately  prior  thereto  continuing  to  represent  (either by remaining  outstanding  or by being  converted  into voting  securities  of the surviving  entity) more than fifty percent  (50%) of the combined  voting power
                                    of  the  voting   securities  of  the  Corporation  or  such  surviving  entity outstanding  immediately after such a merger or consolidation,  or (b) a merger or consolidation  effected to implement a  recapitalization  of the Corporation
                                    (or similar  transaction)  in which no person  acquires  fifty percent (50%) or more  of the  combined  voting  power  of the  Corporation's  then  outstanding securities; or

                           (4)      the stockholders of the Corporation  approve a plan of complete  liquidation of the  Corporation or an agreement for the sale or disposition by the Corporation of all or substantially all of the Corporation's assets.

                  (C)      Date of  Termination:  "Date of  Termination"  shall mean the date  stated in the Notice of Termination  (as  hereinafter  defined) or thirty (30) days from the date of delivery of such notice, as hereinafter defined, whichever comes first.

                  (D)      Disability:  "Disability"  shall  mean  the  definition  of  such  term  as  used in the disability  policy  then in effect  for the  Corporation,  and a  determination  of full disability  by the  Corporation;  provided  that in the  event  there  is no  disability insurance then in force,  "disability"  shall mean  incapacity due to physical or mental illness  which will have caused the  Executive to have been unable to perform his duties with the  Corporation  on a full time basis for one  hundred  eighty  (180)  consecutive calendar days.

                  (E)      Notice  of  Termination:   "Notice  of   Termination"   shall  mean  a  written  notice,
                           communicated   to  the  other  parties   hereto,   which  shall  indicate  the  specific
                           termination  provisions  of this  Agreement  relied  upon and set  forth  in  reasonable detail the facts and  circumstances  claimed to provide a basis for  termination  of the
                           Executive's employment under the provisions so indicated.

                  (F)      Retirement:  "Retirement"  shall mean  termination  of  employment  by the  Executive in accordance with the Corporation's  normal retirement policy generally  applicable to its salaried employees in effect at the time of a Change of Control.
         3.       Termination.

                  (A)      General.  If any of the events  described in Section 2  constituting a Change in Control of the  Corporation  shall  have  occurred,  the  Executive  shall  be  entitled  to the benefits  described  in Section 4 upon the  subsequent  termination  of the  Executive's employment  during the term of this  Agreement,  unless such  termination is (a) because of the death or Disability of the Executive,  (b) by the  Corporation  for Cause, or (c)
                           by the  Executive  other than on account of  Constructive  Termination  (as  hereinafter defined).

                  (B)      If,  following a Change of Control,  the Executive's  employment shall be terminated for
                           Cause,  the Corporation  shall pay him his salary through the Date of Termination at the rate in  effect on the date of the  Notice of  Termination,  and the  Corporation  shall have no further  obligations  under this Agreement.  If,  following a Change of Control, the  Executive's  employment  shall be  terminated  as a result of death or  Disability, compensation  to  the  Executive  shall  be  made  pursuant  to the  Corporation's  then existing  policies on death or  Disability,  and the  Corporation  shall have no further obligations  under this Agreement.  If,  following a Change of Control,  the Executive's employment  is  terminated  by and at  the  request  of the  Executive  as a  result  of
                           Retirement,  compensation to the Executive  shall be made pursuant to the  Corporation's normal retirement policy generally  applicable to its salaried  employees at the time of the Change of  Control,  and the  Corporation  shall have no further  obligations  under this Agreement.

                                       6

                  (C)      Constructive  Termination.  The Executive  shall be entitled to terminate his employment upon the  occurrence  of  Constructive  Termination.  For  purposes  of this  Agreement,
                           "Constructive  Termination" shall mean, without the Executive's express written consent, the occurrence,  after a Change of Control of the  Corporation,  of any of the following circumstances:

                           (1)      the  assignment  to the  Executive  of any duties  inconsistent  (unless in the nature of a promotion) with the position in the Corporation  that the Executive held  immediately  prior to the  Change of  Control  of the  Corporation,  or a significant  adverse  reduction  or  alteration  in the nature or status of the
                                    Executive's  position,  duties or  responsibilities  or the  conditions  of the
                                    Executive's  employment from those in effect  immediately  prior to such Change of Control;

                           (2)      a reduction in the  Executive's  annual base salary,  as in effect  immediately prior  to the  Change  of  Control  of the  Corporation  or as the  same may be adjusted  from time to time,  except  for  across-the-board  salary  reductions similarly affecting all management personnel of the Corporation;

                           (3)      the Corporation  requires the Executive to be relocated anywhere other than its offices in Muncie, Indiana;

                           (4)      the  taking of any action to  deprive  the  Executive  of any  material  fringe benefit enjoyed by him at the time of the Change of Control,  or the failure to provide  him with the number of paid  vacation  days to which he is entitled on the basis of years of service with the  Corporation  and in accordance with the
                                    Corporation's  normal  vacation  policy in effect at the time of the  Change of
                                    Control;

                           (5)      the failure to continue to provide the Executive  with  benefits  substantially similar to those enjoyed by the Executive under any of the  Corporation's  life insurance,  medical,  health and  accident,  or  disability  plans in which the
                                    Executive  was  participating  at the  time of the  Change  of  Control  of the
                                    Corporation,  or the taking of any action  which would  directly or  indirectly materially reduce any of such benefits; or

                           (6)      the failure of the  Corporation  to continue  this  Agreement in effect,  or to obtain a  satisfactory  agreement  from any  successor  to assume  and agree to perform this Agreement, as contemplated in Section 5 hereof.

         4.       Compensation Upon Termination.

         Following a Change of Control,  if his employment by the Corporation  shall be terminated by the Executive on  account  of  Constructive  Termination  or by the  Corporation  other than for  Cause,  death,  Disability,  or
Retirement  (by and at the  request  of the  Executive),  then the  Executive  shall be  entitled  to the  benefits provided below:

                  (A)      No later than the fifth day following the Date of  Termination,  the  Corporation  shall pay to the Executive his full base salary through the Date of  Termination,  at the rate in effect at the time Notice of  Termination  is given,  plus all other amounts to which the Executive is entitled under any incentive,  bonus or other  compensation plan of the
                           Corporation in effect at the time such payments are due;

                  (B)      In lieu of any further  salary  payments to the Executive for periods  subsequent to the
                           Date of  Termination,  no later than the fifth day  following  the Date of  Termination, the  Corporation  shall pay to the  Executive  a lump sum  severance  payment,  in cash, equal to two and  ninety-nine  hundredths  (2.99)  times the sum of (a) the  Executive's annual base salary rate as in effect on the date of the Notice of  Termination,  and (b)
                           the  largest  bonus  received  by the  Executive  during  the two (2) years  immediately preceding the Date of  Termination  under the  Corporation's  Management  Incentive Plan covering the Executive;

                  (C)      During the period  beginning with the  Executive's  Date of  Termination  and continuing until the  earlier of (a) the second  anniversary  of such Date of  Termination,  or (b)
                           Executive's  sixty-fifth  (65th) birthday,  the Corporation shall arrange to provide the
                           Executive with life,  disability,  accident and health insurance benefits  substantially similar to those which the Executive was  receiving  immediately  prior to the Notice of
                           Termination  and  shall  pay the same  percentage  of the cost of such  benefits  as the
                           Corporation was paying on the Executive's behalf on the date of such Notice;

                  (D)      In lieu of shares of common stock of the  Corporation  ("Corporation  Shares")  issuable upon the exercise of outstanding options  ("Options"),  if any, granted to the Executive under any  Corporation  stock option plan (which  Options  shall be  cancelled  upon the making of the  payment  referred to below),  the  Executive  shall  receive an amount in cash  equal to the  product  of (a) the  excess of the  higher of the  closing  price of
                           Corporation  Shares as reported  on the NASDAQ  National  Market  System,  the  American
                           Stock Exchange or the New York Stock Exchange,  wherever listed,  on or nearest the Date of Termination or the highest per share price for  Corporation  Shares  actually paid in connection  with any Change of Control of the  Corporation,  over the per share exercise price of each Option  held by the  Executive  (whether  or not then fully  exercisable), times (b) the number of Corporation Shares covered by each such Option;

                                       7

                  (E)      If the  payments or  benefits,  if any,  received  or to be  received  by the  Executive
                           (whether  under  this  Agreement  or under any other  plan,  arrangement,  or  agreement
                           between  the  Executive  and  the  Corporation),   in  connection  with  termination  or
                           Constructive  Termination of the Executive's  employment  following a Change of Control, constitute  an "excess  parachute  payment"  within the meaning of ss.280G of the Internal
                           Revenue Code ("Code"),  the  Corporation  shall pay to the Executive,  no later than the fifth day following the Date of  Termination,  an  additional  amount (as  determined by the  Corporation's  independent  public  accountants)  equal to the excise  tax, if any, imposed on the "excess parachute  payment" under ss.4999 of the Code;  provided,  however, if the  amount of such  excise  tax is  finally  determined  to be more or less than the amount  paid to the  Executive  hereunder,  the  Corporation  (or the  Executive  if the finally  determined  amount  is less  than  the  original  amount  paid)  shall  pay the difference  between the amount originally paid and the finally  determined amount to the other party no later than the fifth day following the date such final  determination  is made;

                  (F)      The  Corporation  shall pay to the  Executive  all  reasonable  legal fees and  expenses incurred by the Executive as a result of such  termination  (including all such fees and expenses,  if any,  incurred in  contesting  or  disputing  any such  termination  or in seeking to obtain or enforce any right or benefit  provided by this  Agreement),  unless the  decision-maker  in any proceeding,  contest,  or dispute arising  hereunder makes a formal finding that the Executive did not have a reasonable  basis for instituting  such proceeding, contest, or dispute;

                  (G)      The Corporation  shall provide the Executive with individual  out-placement  services in accordance  with the general custom and practice  generally  accorded to an executive of the Executive's position.

         5.       Successors; Binding Agreement.

                  (A)      The Corporation  shall require any successor  (whether direct or indirect,  by purchase, merger,  consolidation or otherwise) to all or substantially  all of the business and/or assets of the  Corporation  to expressly  assume and agree to perform this  Agreement in the same  manner  and to the same  extent  that the  Corporation  would be  required  to perform  it if no such  succession  had  taken  place.  Failure  of the  Corporation  to obtain such assumption and agreement prior to the  effectiveness  of any such succession shall be a breach of this  Agreement  and shall  entitle the  Executive to  compensation from the  Corporation  in the same  amount and on the same terms to which the  Executive would be entitled  hereunder if the Executive  terminates  his  employment on account of
                           Constructive  Termination following a Change of Control of the Corporation,  except that for the purposes of  implementing  the foregoing,  the date on which any such succession becomes  effective shall be deemed the Date of  Termination.  As used in this Agreement,
                           "the  Corporation"  shall mean the  Corporation and any successor to its business and/or assets as aforesaid  which  assumes and agrees to perform this  Agreement,  by operation of law or otherwise.

                  (B)      This  Agreement  shall inure to the benefit of and be  enforceable  by the Executive and his personal or legal representatives,  executors,  administrators,  successors,  heirs, distributees,  devisees  and  legatees.  If the  Executive  should  die while any amount would still be payable to the Executive  hereunder had the Executive  continued to live, all such amounts,  unless otherwise  provided  herein,  shall be paid in accordance with the terms of this  Agreement to the devisee,  legatee or other  designee or, if there is no such designee, to his estate.

         6.       Miscellaneous.

         No provision of this Agreement may be modified,  waived or discharged unless such waiver,  modification or discharge is agreed to in writing and signed by the  Executive and such officer as may be  specifically  designated by the  Corporation.  No waiver by either  party  hereto at the time of any breach by the other party hereto of, or compliance  with,  any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of similar or dissimilar  provisions  or  conditions  at the same or at any prior or  subsequent  time. No agreement or  representations,  oral or otherwise,  express or implied,  with respect to the subject  matter hereof
have  been  made  by  either  party  which  are  not  expressly  set  forth  in  this   Agreement.   The  validity,
interpretation,  construction  and  performance  of this  Agreement  shall be  governed by the laws of the State of
Indiana  without  regard to its  conflicts of law  principles.  All  references to a section of the Exchange Act or the Code shall be deemed also to refer to any  successor  provisions  to such  section.  Any payments  provided for hereunder  shall be paid net of any  applicable  withholding  required  under  federal,  state  or local  law.  The obligations of the Corporation under Section 4 shall survive the expiration of the term of this Agreement.

         7.       Validity.

          The invalidity or  unenforceability  of any provision of this Agreement  shall not affect the validity or enforceability of any other provision of this Agreement, which shall remain in full force and effect.

         8.       Counterparts.

         This Agreement may be executed in several  counterparts,  each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

                                       8

         9.       Arbitration.

         Any  dispute  or  controversy  arising  under or in  connection  with  this  Agreement  shall  be  settled exclusively by  arbitration,  conducted  before a panel of three (3)  arbitrators in Muncie,  Indiana in accordance with  the  rules  of  the  American  Arbitration  Association  then  in  effect.  Judgment  may be  entered  on the arbitrator's award in any court having  jurisdiction;  provided,  however,  that the Executive shall be entitled to seek  specific  performance  of his right to be paid  until the Date of  Termination  during  the  pendency  of any dispute or controversy arising under or in connection with this Agreement.


         10.      Entire Agreement.

         This  Agreement  sets forth the entire  agreement of the parties  hereto in respect of the subject  matter
contained  herein  and  supersedes  all  prior  agreements,  promises,  covenants,  arrangements,   communications,
representations  or warranties,  whether oral or written,  by any officer,  employee or representative of any party hereto;  and any prior agreement of the parties hereto in respect of the subject matter  contained herein is hereby terminated and cancelled.

         IN WITNESS  WHEREOF,  the  Corporation  has caused this Agreement to be executed by their duly  authorized officers, and the Executive has hereunder subscribed his name, as of the day and year first above written.


"CORPORATION"                                        "EXECUTIVE"

FIRST MERCHANTS CORPORATION


By ______________________________           By ______________________________
    Michael L. Cox,                             Mark K. Hardwick
    President & Chief Executive Officer

                                        9